UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Confidential, for use of the Commission only
      (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement


                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(2)   Aggregate number of securities to which transaction applies:

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      to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
                       2525 EAST CAMELBACK ROAD SUITE 900
                             PHOENIX, ARIZONA 85016

                              INFORMATION STATEMENT

      This Information Statement (this "Information Statement") is being furnished to all holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of record at the close of business on February 28, 2007 (the "Shareholders") of National Healthcare Technology, Inc., a Colorado corporation (the "Company"), with respect to certain corporate actions of the Company. This Information Statement is first being provided to the Shareholders on or about March 5, 2007.

      The corporate actions involve three (3) proposals (collectively, the "Proposals") providing for the following:

      1. To ratify the adoption of the National Healthcare Technology, Inc. 2006-1 Consultant and Employee Services Plan;

      2. To approve the reincorporation of the Company from a Colorado corporation to a Nevada corporation; and

      3.    To approve to change the name of the Company to "Brighton Oil Inc."

ONLY THE SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 28, 2007 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSALS. CERTAIN SHAREHOLDERS OF THE COMPANY'S COMMON STOCK (COLLECTIVELY REFERRED TO AS THE "PRINCIPAL SHAREHOLDERS") WHO COLLECTIVELY HOLD IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY'S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Jon Carlson
------------------------------------
Jon Carlson, Chief Executive Officer
Phoenix, Arizona
February 20, 2007

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------

INFORMATION STATEMENT..................................................     4
ABOUT THE INFORMATION STATEMENT........................................     4
What Is The Purpose Of The Information Statement?......................     4
Who Is Entitled To Notice?.............................................     4
What Corporate Matters Will The Principal Shareholder Vote
  For And How Will He Vote?............................................     4
What Are The Recommendations of the Board of Directors?................     5
What Vote Is Required To Approve Each Proposal?........................     5
PRINCIPAL SHAREHOLDERS.................................................     6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS........................     6
SECURITY OWNERSHIP OF MANAGEMENT.......................................     6
PROPOSALS BY SECURITY HOLDERS..........................................     7
DIRECTORS AND EXECUTIVE OFFICERS.......................................     7
Management.............................................................     7
COMPENSATION OF EXECUTIVE OFFICERS.....................................     8
Stock Options..........................................................     8
Employment Agreements..................................................     8
DESCRIPTION OF CAPITAL STOCK...........................................     8
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS
TO BE ACTED UPON.......................................................    10
ADDITIONAL INFORMATION.................................................    10
PROPOSAL 1 - ADOPTION OF THE NATIONAL HEALTHCARE TECHNOLOGY, INC.
  2006-1 CONSULTANT AND EMPLOYEE SERVICES PLAN.........................    11
Purpose For Adopting The National Healthcare Technology, Inc.
  2006-1 Consultant and Employee Services Plan.........................    11
Description Of The National Healthcare Technology, Inc.
  2006-1 Consultant and Employee Services Plan.........................    11
Recommendation Of The Board of Directors...............................    11
No Voting Of Shareholders Required.....................................    11
PROPOSAL 2 - REINCORPORATION TO A NEVADA CORPORATION...................    11
Purpose and Advantages of Migrating the Company to the
  State of Nevada......................................................    11
Articles Of Incorporation and Articles of Conversion...................    12
Recommendation Of The Board of Directors...............................    12
No Voting Of Shareholders Required.....................................    13
PROPOSAL 3 - CHANGE THE COMPANY'S NAME TO BRIGHTON OIL INC.............    13
Purpose of Changing the Name of the Company to Brighton Oil Inc........    13
Articles of Incorporation and Articles of Conversion...................    13
Recommendation Of The Board of Directors...............................    13
No Voting Of Shareholders Required.....................................    13
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS...........    14
APPENDIX A NATIONAL HEALTHCARE TECHNOLOGY, INC. 2006-1
CONSULTANT AND EMPLOYEE SERVICES PLAN..................................   A-1


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

                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
                          2525 CAMELBACK ROAD SUITE 900
                             PHOENIX, ARIZONA 85016

                              ---------------------
                              INFORMATION STATEMENT
                              ---------------------

      This Information Statement (this "Information Statement") contains information related to certain corporate actions of National Healthcare Technology, Inc., a Colorado corporation (the "Company"), and is expected to be mailed on or about March 5, 2007 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share ("Common Stock") of record at the close of business on February 28, 2007 (collectively, the "Shareholders").

                         ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

      This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Shareholders, as of the close of business on February 28, 2007 (the "Record Date"), of the corporate actions expected to be taken pursuant to a vote of the majority of the Company's shareholders. Specifically, a majority of our common stock shareholders are expected to vote affirmatively upon certain corporate matters outlined in this Information Statement, which action is expected to take place on March 26, 2007, consisting of: (i) the adoption of the National Healthcare Technology, Inc. 2006-1 Consultant and Employee Services Plan, (ii) the approval of the reincorporation of the Company from a Colorado corporation to a Nevada corporation, and (iii) the approval to change the Company's name to Brighton Oil Inc. (collectively, the "Proposals" and, each, a "Proposal").

      The holders of common stock are entitled to cast a number of votes equal to 53% of the total issued and outstanding shares of voting capital stock on all matters submitted to the Shareholders for approval, including the Proposals set forth herein.

WHO IS ENTITLED TO NOTICE?

      All holders of shares of Common Stock of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to this Notice of Special Meeting. Specifically, a majority of the common shareholders of the Company have indicated that they will vote in favor of the Proposals on March 26, 2007.

WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?

      The majority of common shareholders hold, in the aggregate, 53% of the total issued and outstanding voting capital stock of the Company, which constitutes a majority of the issued and outstanding voting capital stock required to vote on each matter. Such principal shareholders have indicated that they will vote affirmatively for the following matters:


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

o FOR the approval of the adoption of the National Healthcare Technology, Inc. 2006-1 Consultant and Employee Services Plan (see page 12 herein);

o FOR the approval of the reincorporation of the Company from a Colorado corporation to a Nevada corporation (see page 13 herein); and

o FOR the approval to change the name of the Company to Brighton Oil Inc. (see page 14 herein).

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

      The recommendations of the Board of Directors are set forth below together with the description of each item in this Information Statement. In summary, the Board recommends a vote:

o FOR the approval of the adoption of the National Healthcare Technology, Inc. 2006-1 Consultants and Employee Services Plan (see page 12 herein);

o FOR the approval of the reincorporation of the Company from a Colorado corporation to a Nevada corporation (see page 13 herein); and

o FOR the approval to change the name of the Company to Brighton Oil Inc. (see page 14 herein).

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

      NATIONAL HEALTHCARE TECHNOLOGY, INC. 2006-1 CONSULTANT AND EMPLOYEE SERVICES PLAN. For the Proposal to adopt the National Healthcare Technology, Inc. 2006-1 Consultant and Employee Services Plan, a vote of a majority of the voting capital stock is required for approval of the Proposal. As a result, a vote to approve this Proposal by certain common shareholders which vote is equal to 50% of the total voting capital stock of the Company is required to approve the Proposal.

      REINCORPORATION TO NEVADA. For the Proposal to reincorporate the Company from a Colorado corporation to a Nevada corporation, a vote of a majority of the voting capital stock is required to approve the Proposal. As a result, a vote to approve this Proposal by certain common shareholders which vote is equal to 50% of the total voting capital stock of the Company is required to approve the Proposal.

      CORPORATE NAME CHANGE. For the Proposal to change the name of the Company to Brighton Oil Inc., a vote of a majority of the voting capital stock is required for approval of the Proposal. As a result, a vote to approve this Proposal by certain common shareholders which vote is equal to 50% of the total voting capital stock of the Company is required to approve the Proposal.

      A majority of shareholders of the Company's common stock have indicated their intention to vote in favor of the Proposals, and the number of shares of common stock within their voting control as of the Record Date is listed below. The following principal shareholders hold, in the aggregate, approximately 53% of the shares of voting capital stock and accordingly, have sufficient shares to approve the Proposals:

--------------------------------------------------------------------------------
Name and Address                         Number of                 Percentage of
of Shareholder                           Shares Owned              Shares Owned
--------------------------------------------------------------------------------
Summitt Oil & Gas, Inc.                  44,633,721                52.94%
9595 Wilshire Blvd. #510
Beverly Hills CA 90210
--------------------------------------------------------------------------------
TOTAL                                    44,633,721                52.94%
--------------------------------------------------------------------------------

                             PRINCIPAL SHAREHOLDERS

      The table below sets forth information with respect to the beneficial ownership of our Common Stock as of February 20, 2007 for (a) any person who we know is the beneficial owner of more than five percent (5%) of our outstanding Common Stock, (b) each of our Directors and executive officers and (c) all of our Directors and officers as a group. Other than the persons identified below, no person beneficially owns more than five percent (5%) of each of the Company's Common Stock. There are no other classes or series of capital stock outstanding. As of the date of this Information Statement, the Company had 84,317,759 shares of Common Stock and no shares of preferred stock issued and outstanding.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

--------------------------------------------------------------------------------
Name and Address                         Number of                 Percentage of
of Shareholder                           Shares Owned              Shares Owned
--------------------------------------------------------------------------------
Summitt Oil & Gas, Inc.                  44,633,721                52.94%
9595 Wilshire Blvd. #510
Beverly Hills CA 90210
--------------------------------------------------------------------------------
Boston Equities, Inc.                     9,007,503                10.068
1660 Union Street #200
San Diego CA 92101
--------------------------------------------------------------------------------
Cede & Co.                                9,485,390                11.25%
PO Box 222
Bowling Green Station, NY 10274
--------------------------------------------------------------------------------
Jon Carlson*                                      0                 0.00%
2525 Camelback Road
Phoenix, AZ 85016
--------------------------------------------------------------------------------

(1) Applicable percentages of beneficial ownership are based on 84,317,759 shares of Common Stock and no shares of preferred shares outstanding on February 20, 2007 for each shareholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of February 20, 2007 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(*) SECURITY OWNERSHIP OF MANAGEMENT. Applicable percentages of ownership are based on 84,317,759 shares of Common Stock outstanding on February 20, 2007 for each shareholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of February 20, 2007 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                          PROPOSALS BY SECURITY HOLDERS

      No security holder has requested the Company to include any additional proposals in this Information Statement.

                        DIRECTORS AND EXECUTIVE OFFICERS

MANAGEMENT

      The Company is not aware of any legal proceedings in which any Director, executive officer, affiliate or any owner of record or beneficial owner of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such Director, executive officer or affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

      The following table sets forth the names and ages of the current Directors and executive officers of the Company and the positions held by each person at the Company. The executive officers of the Company are elected annually by the Board. The Directors serve one (1) year terms until their successors are elected. The executive officers serve terms of one (1) year or until their death, resignation or removal by the Board.

NAME                     AGE               POSITION(S)

Jon Carlson              38                Director, CEO, CFO

      There are no family relationships among any of the Directors or executive officers of the Company. Except as provided herein, none of the Company's Directors or executive officers is a Director of any company that files reports with the SEC. None of the Company's Directors have been involved in any bankruptcy or criminal proceeding (excluding traffic and other minor offenses), and none have been enjoined from engaging in any business during the past five
(5) years.

      Set forth below is a brief description of the background and business experience of each of the Company's existing Directors and executive officers for the past five (5) years:

JON CARLSON. Mr. Carlson was appointed CEO and CFO as well as being appointed a director to the Company in November, 2006. Mr. Carlson is a business consultant and advisor within the oil and gas industry. His leadership experience cuts across many industry lines, including, but not limited to, that of a Marine Corps F/A-18 fighter pilot and president and CEO of a regional oil and gas production and exploration (P & E) company.

Serving the nation through Desert Storm, and for much of the decade thereafter, Mr. Carlson routinely operated in a complex, multi-national tactical aviation arena. As an Air Combat Tactics Instructor, Mr. Carlson was responsible for the coordination, planning, operation, execution and safety of multi-national air strike packages consisting of over 40 fighters, bombers, aerial refueling aircraft and electronic warfare aircraft. With operations ranging throughout North America, Southeast Asia and Australia, Mr. Carlson's leadership position enabled him to train senior government and military officials on three continents. After completing his graduate work in Aviation Safety at the Navel Postgraduate School, Mr. Carlson served as a Marine Air Group Director of Safety and Standardization with direct responsibility for assets in excess of $2 billion.

Mr. Carlson co-founded and developed a P & E company that drilled extensively throughout the oil-rich Williston Basin. Mr. Carlson has managed all aspects organic to a P & E company, including the finance, geological and seismic analysis, oversight of drill stem testing, lease acquisition, lease development, and well management of nearly 100 oil and gas wells during the past ten years.

Carlson earned a Bachelor of Arts in Chemistry at St. Olaf College in Northfield, Minnesota.

                       COMPENSATION OF EXECUTIVE OFFICERS

      No current officers were paid any compensation for the fiscal years ended December 31, 2006, 2005 and 2004 and no other executive officer received compensation exceeding $100,000 during the years ended December 31, 2006, 2005 and 2004.

STOCK OPTIONS

      For the years ended December 31, 2006, 2005 and 2004, there were no options granted.

EMPLOYMENT AGREEMENTS

      The Company currently has no employment agreement with its CEO, Jon Carlson, but anticipates entering into such an agreement during this fiscal year.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

      The current authorized capital stock of our Company consists of One Hundred Million (100,000,000) shares of Common Stock, par value $0.001 per share and Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share.

      The following description is a summary of the capital stock of our Company and contains the material terms of our capital stock. Additional information can be found in our Articles of Incorporation (as amended) and our Bylaws.

COMMON STOCK

      Each share of our Common Stock entitles the holder to one (1) vote on each matter submitted to a vote of our shareholders, including the election of Directors. There is no cumulative voting. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefore.

      Holders of our Common Stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to our Common Stock. In the event of liquidation, dissolution or the winding up of the Company, the holders of our Common Stock are entitled to share ratably in all assets remaining after payment of liabilities. All of the shares of Common Stock issued and outstanding are fully paid and non-assessable.

      As of February 20, 2007, there are 84,317,759 shares of Common Stock issued and outstanding.

PREFERRED STOCK

      The Company is authorized to issue Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share. There are no shares of preferred stock issued and outstanding at the current time. The Company has Ten Million (10,000,000) shares of authorized but unissued shares of preferred stock, which may be issued by the Board of Directors with rights, designations, preferences and other terms, as may be determined by the Directors in their sole discretion, at the time of issuance.

OPTIONS

      As of the date of this Information Statement, there are no issued and outstanding options to purchase any shares of the Company's Common Stock.

WARRANTS

      There are 1,800,000 warrants currently issued and outstanding. 1,200,000 of the warrants are exercisable at $.70 with the remaining 600,000 warrants exercisable at $.60 per warrant. The warrants were issued in July, 2005 and expire in 2010.

DIVIDENDS

      The Company has not declared or paid cash dividends on its Common Stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors at that time and will depend upon, among other factors, on the Company's operations.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND COLORADO LAW

      AUTHORIZED BUT UNISSUED STOCK. Authorized but unissued shares of Common Stock and preferred stock would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including, but not limited to, future public or direct offerings  to raise  additional  capital,  corporate  acquisitions  and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desire of the Board of Directors. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

      The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

                          TRANSFER AGENT AND REGISTRAR

      Executive Registar & Transfer Agency, Inc. is the transfer agent and registrar of our Common Stock. Its address is 3615 South Huron Street, Suite 104, Englewood, Colorado 80110 and its telephone number is (303) 783-9055.

    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

      (a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

      (b) No Director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

                             ADDITIONAL INFORMATION

      Additional information concerning National Healthcare Technology, Inc., including its annual and quarterly reports filed with the U.S. Securities
Exchange Commission (the "SEC"), may be accessed through the SEC's EDGAR archives at www.sec.gov.

       PROPOSAL 1 - ADOPTION OF THE NATIONAL HEALTHCARE TECHNOLOGY, INC.
                  2006-1 CONSULTANT AND EMPLOYEE SERVICES PLAN

      Our Company's Board of Directors proposes the adoption of the National Healthcare Technology, Inc. 2006-1 Consultant and Employee Services Plan (the "Plan").

PURPOSE OF ADOPTING THE NATIONAL HEALTHCARE TECHNOLOGY, INC. 2006-1 CONSULTANT AND EMPLOYEE SERVICES PLAN

      The purpose of the adoption of the Plan is to promote the long-term growth and profitability of the Company by (a) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company, and (b) enabling the Company to attract, retain and reward the best-available persons. The Plan permits the granting of stock options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted share awards, phantom stock, deferred share units, performance awards, other stock-based awards, or any combination of the foregoing. Equity incentives have been a significant component of compensation for directors, officers, consultants and employees. We believe that this practice will enable the Company to attract and retain highly qualified and experienced individuals. By linking directors, officers, consultants and employees' compensation to corporate performance, their reward is related directly to the Company's success. We believe the use of equity incentives increases motivation to improve shareholder value.

DESCRIPTION OF THE NATIONAL HEALTHCARE TECHNOLOGY, INC. 2006-1 CONSULTANT AND EMPLOYEE SERVICES PLAN

      Directors, officers, consultants and employees of the Company and its Affiliates, as well as advisors, sales representatives, other individuals performing bona fide services to or for the Company and its Affiliates, and other individuals in connection with their hiring, retention, or otherwise may be granted common stock options to purchase shares of Common Stock.

      The Board will administer the Plan or a committee appointed by the Board (referred to as the "Administrator"). The Administrator will have authority, subject to the terms of the Plan, to determine when and to whom to make grants under the plan, the type of Award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which Awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the Plan and Awards.

      OPTIONS. Options granted under the Plan provide participants with the right to purchase shares at a predetermined exercise price.

      TERM OF THE PLAN; AMENDMENTS OR TERMINATION. The Board has the power to terminate, amend or modify the Plan at any time.

      Our Board unanimously recommended a vote "FOR" the approval of the adoption of the National Healthcare Technology, Inc. 2006-1 Consultants and Employee Services Plan.

NO VOTING OF SHAREHOLDERS REQUIRED

      We are not soliciting any votes with regard to this Proposal to adopt the National Healthcare Technology, Inc. 2006-1 Consultants and Employee Services Plan. The majority common stock shareholders have indicated an intention to vote in favor of this Proposal holds, in the aggregate, 53% of the total issued and outstanding shares of voting capital stock and accordingly, these majority shareholders have sufficient shares to approve the Proposal.

            PROPOSAL 2 - REINCORPORATION FROM A COLORADO CORPORATION
                            TO A NEVADA CORPORATION

PURPOSE AND ADVANTAGES OF REINCORPORATING THE COMPANY IN THE STATE OF NEVADA

      The Board believes that it is in the Company's best interest to reincorporate from a Colorado Corporation to a Nevada corporation because Nevada law provides greater advantages to small businesses, including greater tax savings, greater protection of corporate assets, lighter reporting and disclosure obligations and greater privacy for investors, officers and directors as is more fully set forth.

      First, Nevada affords a corporation greater tax savings than Colorado. Notably, there is no state income tax on corporations or corporate shares, no franchise tax, no personal income tax and no inheritance tax. Furthermore, Nevada corporations are not required to file state tax returns.

      Second, Nevada law also provides for the protection of corporate assets by preventing creditors from dismantling companies and liquidating assets to satisfy debts. The sole remedy of a creditor for collecting debts is a type of court order that allows creditors to receive payments on debts solely from disbursements made to shareholders. In other words, until a corporation decides to make a distribution, the creditor receives nothing.

      Third, Nevada's reporting and disclosure obligations are lighter than in any other state. The Nevada Secretary of State only requires minimal annual reporting, which is limited to submitting the name(s) and address(es) of the person(s) holding the position of officer or director. Furthermore, share information and shareholder identity are protected in that Nevada does not require the name(s) and address (es) of the shareholder(s) to be publicly filed.

      Other notable advantages include the following:

      o Nevada allows corporations to use bearer stock certificates, which allow owners or investors utilizing such bearer shares to exercise control or ownership while remaining anonymous.

      o There is no requirement in Nevada of an information sharing agreement with the Internal Revenue Service.

      o Nevada does not impose restrictions on the place, time, or frequency of shareholders or directors meetings. The shareholders of a standard corporation may consist of any number of individuals of any nationality and/or any number of corporations.

ARTICLES OF INCORPORATION AND ARTICLES OF CONVERSION

      The Company shall file Articles of Incorporation and Articles of Conversion (together, the "Articles") with the Secretary of State of the State of Nevada and Articles of Conversion with the Secretary of State of the State of Colorado (collectively with the Articles, the "Reincorporation Documents") in order to effect the reincorporation of National Healthcare Technology, Inc., the Colorado corporation to Brighton Oil Inc., the Nevada corporation. After the Company files the Reincorporation Documents and upon confirmation from Nevada and Colorado confirming the effectiveness of the Reincorporation Documents, the Company shall cease being a Colorado corporation under the name National Healthcare Technology, Inc. The Company's capital structure shall be the same as the current capital structure of the Company. Furthermore, the principal place of business of the Company will remain at 2525 Camelback Road, Suite 900, Phoenix, Arizona 85016.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our  Board   unanimously   recommended   a  vote  "FOR"  the  approval  to
reincorporate the Company from a Colorado corporation to a Nevada Corporation.

NO VOTING OF SHAREHOLDERS REQUIRED

We are not soliciting any votes with regard to the proposal to reincorporate the Company. The majority common shareholders have indicated an intention to vote in favor of this Proposal and hold, in the aggregate, 53% of the total issued and outstanding shares of voting capital stock and accordingly, these majority shareholders have sufficient shares to approve the Proposal.

           PROPOSAL 3 - CHANGE THE COMPANY'S NAME TO BRIGHTON OIL INC.

      Our Company's Board of Directors proposes to change our Company's name from National Healthcare Technology, Inc. to Brighton Oil Inc., simultaneously with the Company's reincorporation from a Colorado corporation to a Nevada corporation.

PURPOSE OF CHANGING THE NAME OF THE COMPANY TO BRIGHTON OIL INC.

      The Board believes that it is in the Company's best interest to have the Company change its name in light of the fact that the former business of the Company is no longer operational, and therefore its current name no longer reflects the business and operations of the Company under the name National Healthcare Technology, Inc.

ARTICLES OF INCORPORATION AND ARTICLES OF CONVERSION

      In connection with the reincorporation of the Company from a Colorado corporation to a Nevada corporation as is more fully set forth in the Section entitled "Proposal 2 - Reincorporation From a Colorado Corporation to a Nevada Corporation" herein, the Company shall file with the Secretary of State of the State of Nevada Articles of Incorporation and Articles of Conversion, each of which shall indicate "Brighton Oil Inc." as the new name of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board unanimously recommended a vote "FOR" the approval to change the name Brighton Oil Inc. from National Healthcare Technology, Inc. to Brighton Oil Inc. upon reincorporating from Colorado to Nevada and upon filing the Articles of Incorporation and Articles of Conversion with the Secretary of State of the State of Nevada with the new name Brighton Oil Inc.

NO VOTING OF SHAREHOLDERS REQUIRED

      We are not soliciting any votes with regard to the proposal to change the company name from National Healthcare Technology, Inc. to Brighton Oil Inc. upon reincorporating from Colorado to Nevada and upon filing Articles of Incorporation and Articles of Conversion with the Secretary of State of the State of Nevada with the new name Brighton Oil Inc. The majority common shareholders who have indicated an intention to vote in favor of this Proposal hold, in the aggregate, 53% of the total issued and outstanding shares of voting capital stock and accordingly, this principal shareholder has sufficient shares to approve the Proposal.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 2525 Camelback Road, Suite 900, Phoenix,
Arizona 85016; or by calling the Company at (480) 588-2488, and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ Jon Carlson
                                       ------------------------------
                                       Name:  Jon Carlson
                                       Title: Chief Executive Officer

Phoenix, Arizona
February 20, 2007

                                   APPENDIX A
           NATIONAL HEALTHCARE TECHNOLOGY, INC. 2006-1 CONSULTANT AND
                             EMPLOYEE SERVICES PLAN












                                       A-1